UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14191 Myford Road, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

__________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 19, 2024, Avid Bioservices, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to file its Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2024 (the “Form 10-Q”) in a timely manner. The Rule requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”). The Company previously reported in its Form 12b-25 filed with the SEC on March 12, 2024 that the Company was unable to file the Form 10-Q within the prescribed time period due to the need to restate and file certain prior period financial statements as a result of the continued classification of the Company’s 1.250% Exchangeable Senior Notes due 2026 as long-term liabilities following an event of default, as more fully described in the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2024.

Under Nasdaq rules, the Company has 60 calendar days from the receipt of the Notice, or until May 20, 2024, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company up to 180 calendar days from the due date of the Form 10-Q (as extended by Rule 12b-25 of the Securities Exchange Act of 1934, as amended), or until September 16, 2024, to regain compliance.

The Company intends to file the Form 10-Q as promptly as reasonably practicable. If the Company does not file the Form 10-Q by May 20, 2024, the Company intends to timely submit a plan to regain compliance with the Rule.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements regarding the filing of the Form 10-Q, the potential for Nasdaq to grant the Company a 180-day exception if the Company is unable to file the Form 10-Q within 60 days of the date of the Notice, and the Company’s ability to regain compliance with the Nasdaq continued listing standards. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: the completion of the Company’s restatement analysis and financial close and reporting process, as well as the financial statement audits and reviews for the impacted financial reporting periods. These and other factors are described in greater detail under the “Risk Factors” heading of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023, filed with the SEC on June 21, 2023, and in the Company’s subsequent quarterly reports on Form 10-Q. All information provided in this report is as of the date of this report, and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to us on the date hereof. The Company undertakes no duty to update this information unless required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: March 20, 2024	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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